EXHIBIT 10.24

GREENMAN TECHNOLOGIES, INC.

Subscription Agreement

GreenMan Technologies, Inc.

7 Kimball Lane

Lynnfield, Massachusetts 01940

Ladies and Gentlemen:

1.        Subscription. The undersigned (the “Purchaser”), intending to be legally bound, hereby agrees to purchase from GreenMan Technologies, Inc., a Delaware corporation (the “Company”), the Company’s Unsecured Promissory Note (in the form attached hereto as Exhibit A) in the original principal amount set forth on the signature page hereof (the “Note”), and hereby agrees to subscribe for that number of shares of the Company’s common stock, par value $.01 per share (the “Shares” and, collectively with the Note, the “Securities”), which is equal to (x) the principal amount of the Note subscribed for, divided by (y) two, all upon the terms and conditions set forth in this agreement (the “Subscription Agreement”).

2.        Payment. The Purchaser encloses herewith a check payable to, or will immediately make a wire transfer payment to, “GreenMan Technology, Inc.” in the amount set forth on the signature page to this Subscription Agreement, representing the full amount of the purchase price of the Securities being subscribed for. Such funds will be held for the Purchaser’s benefit, and will be returned promptly, without interest, penalty, expense or deduction if this Subscription Agreement is not accepted by the Company. Together with the check for, or wire transfer of, the full purchase price, the Purchaser is delivering (i) a completed and executed counterpart signature page to this Subscription Agreement and (ii) a completed and executed counterpart signature page to the Stock Transfer Agreement.

3.        Acceptance of Subscription. The Purchaser understands and agrees that the Company reserves the right to accept or reject this or any other subscription for the Securities, in whole or in part. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement. If this subscription is rejected in whole, all funds received from the Purchaser will be returned without interest, penalty, expense or deduction, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

4.        Representations and Warranties of the Purchaser. The Purchaser hereby represents, warrants, acknowledges and agrees as follows:

(a)        Neither the Note nor the Shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement.

(b)        The Purchaser has received this Subscription Agreement (and the form of Note attached as Exhibit A) and all other documents requested by the Purchaser, has carefully reviewed them and understands the information contained therein, and the Purchaser, prior to the execution of this Subscription Agreement, has had access to the same kind of information which would be available in a registration statement filed by the Company under the Securities Act, including without limitation the Company’s Commission Reports (as defined below).

(c)        Neither the Securities and Exchange Commission (the “Commission”) nor any state securities commission has approved the Securities.

(d)        All documents, records and books pertaining to the investment in the Securities have been made available for inspection by the Purchaser.

(e)        The Purchaser has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Securities and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Purchaser.

(f)        In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the Commission Reports.

(g)        The Purchaser is unaware of, is in no way relying on, and did not become aware of this offering of Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with this offering of Securities and is not subscribing for the Securities and did not become aware of this offering of the Securities through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally.

(h)        The Purchaser has taken no action which would give rise to any claim by any person, corporation, general partnership, limited partnership, proprietorship, entity, other business organization, trust, union or association (any of the foregoing, a “Person”) for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby.

(i)        The Purchaser has such knowledge and experience in financial, tax and business matters, and, in particular, investments in securities, so as to enable Purchaser to utilize the information made available to Purchaser in connection with this offering of Securities to evaluate the merits and risks of an investment in the Company and to make an informed investment decision with respect thereto.

(j)        The Purchaser is not relying on the Company or any of its employees or agents with respect to the legal, tax, economic and related considerations as to the purchase of the Securities, and the Purchaser has relied on the advice of, or has consulted with, only his own advisors.

(k)        The Purchaser is acquiring the Securities solely for the Purchaser’s own account for investment and not with a view to resale, assignment or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any Person to sell or transfer all or any part of the Securities and the Purchaser has no plans to enter into any such agreement or arrangement.

(l)        The Purchaser must bear the substantial economic risks of the purchase of the Securities indefinitely because neither the Note nor the Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the Note and on any certificates representing the Shares to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s records.

(m)        The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity in the Note or the Shares for an indefinite period of time.

(n)        The Purchaser is aware that the purchase of the Securities involves a number of very significant risks and has carefully read and considered the matters set forth under the caption “Risk Factors” in the Commission Filings.

(o)        The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as set forth on the signature page to this Subscription Agreement.

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(p)        The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; and (ii) if a corporation, partnership, limited liability company or partnership, association, joint stock company, trust, unincorporated organization or other entity, (1) such entity was not formed for the specific purpose of acquiring the Securities, (2) such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, (3) the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, (4) such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities, (5) the execution and delivery of this Subscription Agreement has been duly authorized by all necessary corporate action on behalf of such entity, and (6) this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound.

(q)        The Purchaser had the opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in all documents received or reviewed in connection with the purchase of the Securities and the opportunity to have representatives of the Company provide Purchaser with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to Purchaser’s full satisfaction.

(r)        The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of its net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser.

(s)        The Purchaser acknowledges and agrees that the Company does not make and has not made any representations or warranties with respect to the Company or this offering of Securities other than those specifically set forth in this Subscription Agreement.

5.        Representations and Warranties of the Company. The Company hereby represents, warrants, acknowledges and agrees as follows:

(a)        Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any material provision of its certificate of incorporation or by-laws.

(b)        Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate this offering of Securities. The execution and delivery of this Subscription Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company. This Subscription Agreement, when executed and delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and general principles of equity.

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(c)        No Conflicts. The execution, delivery and performance of this Subscription Agreement by the Company and the consummation by the Company of this offering of Securities do not and will not: (i) conflict with or violate any provision of the Company’s certificate of incorporation or by-laws, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority as currently in effect to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not, individually or in the aggregate (x) adversely affect the legality, validity or enforceability of this offering of Securities, (y) have or result in or be reasonably likely to have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company, or (z) adversely impair the Company’s ability to perform fully on a timely basis its obligations under this Subscription Agreement (any of (x), (y) or (z), a “Material Adverse Effect”).

(d)        Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or Person in connection with the execution, delivery and performance by the Company of this Subscription Agreement, other than (i) the filing with the Commission of a Form D pursuant to Regulation D under the Securities Act, and (ii) applicable Blue Sky filings.

(e)        Issuance of the Securities. The issuance of the Securities has been duly authorized. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 4, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchaser as contemplated hereby. The issuance and sale of the Securities pursuant to this Subscription Agreement does not contravene the rules and regulations of the trading market for the Common Stock of the Company.

(f)        Commission Reports. The Company has filed all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the two years preceding the date hereof (the foregoing materials being collectively referred to herein as the “Commission Reports”). As of their respective dates, the Commission Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder, and none of the Commission Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g)        Material Changes. Except for this offering of Securities, since the date of the latest Commission Report, there has been no event, occurrence or development that has had a Material Adverse Effect.

(h)        Disclosure. The disclosure provided to the Purchaser regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company, including all of the Commission Reports, when taken together as a whole, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

6.        Lock-Up Agreement. The Purchaser agrees not to sell, pledge, hypothecate, transfer or otherwise dispose of, by operation of law or otherwise, or grant any option or purchase right with respect to, any Shares or engage in any short sale, hedging transaction or other derivative security transaction involving the Shares for a period of six (6) months after the issuance of the Shares. Any sale or other transfer in violation of this Section 6 shall be null and void. The Company shall not be required (i) to transfer on its books any of the Shares which shall have been sold or transferred in violation of this Section 6 or (ii) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred. The Purchaser understands and agrees that all certificates evidencing any of the Shares shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

These securities may not sold, pledged, hypothecated, transferred or otherwise disposed of, by operation of law or otherwise (and no option or purchase right may be granted with respect thereto) prior to August 11, 2011.

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7.        Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

8.        Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

9.        Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, sent by nationwide overnight courier or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section). Any notice or other communication given by certified mail shall be deemed given at the time that it is signed for by the recipient except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof. Any notice or other communication given by nationwide overnight courier shall be deemed given the next business day following being deposited with such courier.

10.        Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Securities shall be made only in accordance with all applicable laws.

11.        Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without reference to choice of law principles.

12.        Waiver of Jury Trial. THE COMPANY AND THE PURCHASER EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THIS OFFERING OF SECURITIES, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. THE COMPANY AND THE PURCHASER EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE COMPANY AND THE PURCHASER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

13.        Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

14.        Miscellaneous.

(a)        This Agreement and its exhibits and schedules constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.

(b)        The Purchaser’s and Company’s covenants, agreements, representations and warranties made in this Agreement shall survive the execution and delivery hereof and delivery of the Securities.

(c)        Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d)        This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

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(e)        Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f)        Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

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GREENMAN TECHNOLOGIES, INC.

Counterpart Signature Page to

Subscription Agreement

I. Subscription. Purchaser hereby elects to subscribe for (i) a Note under the Subscription Agreement in the aggregate principal amount of $20,000.00 and (ii) 10,000 shares of the Company’s common stock. (The number of Shares subscribed for must equal to (x) the principal amount of the Note subscribed for divided by (y) two.)

II. Accredited Investor Confirmation. The Purchaser represents and warrants to the Company that the Purchaser is an “Accredited Investor”, as that term is defined under Regulation D of the Securities Act of 1933 by reason of the qualifications described opposite the checked box:

A.	Individual Investors.

☐	Any natural person whose net worth, or joint net worth with that person’s spouse at the time of the purchase, excluding the value of the undersigned’s primary residence, exceeds $1,000,000.

☐	Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

☐	Any executive officer of the Company.

B.	Investor Entities.

☐	Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase of the Securities is directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment in the Securities. Note: If this qualification is selected, the representative of the trust must deliver to the Company a written summary of his or her knowledge and experience in financial and business matters on a separate form to be provided by the Company.

☐	Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

☐	Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

The undersigned is a ________________________ meeting the foregoing description. (Insert Type of Entity)

☐	Any entity in which all of the equity owners are Accredited Investors.

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☐	Any bank as defined in section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”), or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

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If the Purchaser is an INDIVIDUAL, or if the Purchasers are INDIVIDUALS who have purchased as JOINT TENANTS, as JOINT TENANTS with RIGHT OF SURVIVORSHIP, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Lew Boyd Print Names(s)	___________________________ Social Security Number(s)
/s/ Lew Boyd Signature(s) of Investor(s)	___________________________ Joint Signature
___________________________ Address	___________________________ Date

If the Purchaser is a PARTNERSHIP, CORPORATION, TRUST, LIMITED LIABILITY COMPANY or LIMITED LIABILITY PARTNERSHIP:

___________________________ Name of Partnership, Corporation, Trust, Limited Liability Company or Limited Liability Partnership Address:	___________________________ Federal Taxpayer Identification Number
By:___________________________	___________________________
Name: ________________________	State of Organization
Title:________________________

SUBSCRIPTION FOR A NOTE IN THE PRINCIPAL AMOUNT OF $20,000.00 AND 10,000 SHARES OF COMMON STOCK OF THE COMPANY ACCEPTED AND AGREED TO THIS 11th DAY OF FEBRUARY, 2011.

GREENMAN TECHNOLOGIES, INC.

By: /s/ Charles E. Coppa

Charles E. Coppa

Chief Financial Officer

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